<p>Sentinel Benefit Provider

<p>Supplement dated September 14, 2007 to the Prospectus dated May 1, 2007

<p>Policy Offerings in New York
Effective June 6, 2007, Sentinel Benefit Provider is no longer available in the state of New York.

<p>Policy Offerings after January 1, 2009
All life insurance policies sold starting January 1, 2009 will be required by state insurance laws to use the 2001 CSO
Mortality Table instead of the 1980 CSO Mortality Table as the basis for maximum mortality charges. In addition, all applicable factors used to comply with IRC 7702 will be expected to be revised based on the new 2001 CSO Mortality Table. Therefore, after January 1, 2008, Sentinel Benefit Provider may no longer be offered. In addition, after careful consideration, National
Life Insurance Company has made a decision to not develop a 2001 CSO compliant product to replace Sentinel Benefit Provider. National Life Insurance Company has no current plans to terminate existing coverage under Sentinel Benefit Provider and plans to continue administration of all in force Sentinel Benefit Provider policies.
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